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                                                                 Exhibit 10.48

                   SCHEDULE TO FORM OF OCWEN OPTION AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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

Facility
Location                    Company                             Lessor                          Management Firm
--------                    -------                             ------                          ----------------
Shippensburg, PA            Senior Care Operators               Shippensburg ALF, Inc.          Balanced Care at Shippensburg, Inc.
                            of Shippensburg, LLC

Centerville, OH             Senior Care Operators               Centerville ALF, Inc.           Balanced Care at Centerville, Inc.
                            of Centerville, LLC

Medina, OH                  Senior Care Operators               Medina ALF, Inc.                Balanced Care at Medina, Inc.
                            of Medina, LLC

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